UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

Semi-annual report for the six months ended December 31, 2017

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest equity holdings
7	Investment portfolio
14	Financial statements
17	Notes to financial statements

Fellow investors:

Emerging markets stocks rallied during the second half of 2017, bolstered by sustained stimulus measures in China, rising commodities prices and a weakening U.S. dollar. The value of Emerging Markets Growth Fund increased 16.28% with dividends reinvested for the six months ended December 31, 2017, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), rose 15.85%.*

Market review

Returns for equities in developing countries ranked among the strongest globally from July through December, furthering a rebound for emerging markets that began in late January 2016. Overall, the energy and materials sectors registered solid returns during the reporting period. Energy stocks were boosted as oil prices climbed above $50 a barrel following self-imposed production cuts by OPEC and Russia. Materials companies rebounded as demand from China and a synchronized recovery in the global economy lifted prices for industrial metals such as copper, iron ore and aluminum. Technology shares continued to run higher, supported by robust sales of semiconductor components used in a range of computing devices and the expanding use of mobile services on smartphones.

Most currencies appreciated against the U.S. dollar, but returns varied. The South Korean won advanced 6.87% on booming exports and central bank

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

	Cumulative total returns		Average annual total returns
For periods ended December 31, 2017, with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund (Class M shares)	16.28%	41.31%	9.48%	4.04%	1.37%	13.63%
MSCI Emerging Markets IMI[2,3]	15.85	36.83	9.01	4.47	1.85	10.69	[4]
MSCI Emerging Markets Index[3,5]	15.92	37.28	9.10	4.35	1.68	10.63	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter

The total annual fund operating expense ratio is 0.85% as of the most recent fiscal year-end, and is 0.88% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

20 largest equity holdings

	Percent of net assets as of 12/31/17	Price change for the 6 months ended 12/31/17*
Samsung Electronics	4.3%	14.6%
Alibaba Group	4.0	22.4
Taiwan Semiconductor Manufacturing	3.5	12.1
AIA Group	2.6	16.7
Tencent	2.5	44.6
ICICI Bank	2.4	8.6
Naspers	2.3	43.2
China Overseas Land & Investment	2.2	10.0
Wynn Macau	2.2	34.9
MercadoLibre	2.0	25.4
Bharti Airtel	1.7	40.9
Jiangsu Hengrui Medicine	1.7	41.8
América Móvil	1.7	7.7
Ping An Insurance Group	1.7	N/A†
China Pacific Insurance Group	1.6	17.1
Housing Development Finance	1.6	7.1
Shanghai Fosun Pharmaceutical Group	1.6	65.6
Longfor Properties	1.5	16.6
Sberbank of Russia	1.5	62.0
Credicorp	1.4	15.6
Total	44.0%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
†	Acquired during the reporting period.

rate hikes, while the South African rand increased 5.84% as the country’s ruling party named a new leader who is seen to be business- and investor-friendly. The Chinese renminbi gained 4.11%. A few currencies bucked the broader trend, however. The Mexican peso sank 7.49% amid tense negotiations regarding the fate of the North American Free Trade Agreement. The Turkish lira dropped 7.10% and traded at record lows against the dollar as political relations between the U.S. and Turkey deteriorated.

Returns were strong across Asia. The MSCI China IMI surged 22.50%, bolstered by gains for stocks in the information technology, financials and real estate sectors. China’s economy expanded at a faster rate than some investors had anticipated amid sustained stimulus measures, assuaging fears of a hard landing. Steady consumer spending, robust housing sales and impressive growth from China’s leading internet companies also supported equity market gains. Chinese leaders also moved to limit financial risks and debt excesses, and took additional steps to curb surplus capacity in commodities-related industries.

Indian stocks rose 16.65%. Equities advanced on signs of accelerating economic activity in one of the world’s fastest growing economies, with India’s gross domestic product growing 6.3% in the third quarter compared with 5.7% in the April through June period. Political stability and reforms seen to improve India’s business climate boosted sentiment as well. A nationwide sales tax was rolled out to replace a patchy framework of state taxes, while a bankruptcy law was implemented to help speed up the resolution of bad corporate debts weighing on the banking system. Along similar lines, the government announced a $32 billion capital injection into state-run banks to help deal with nonperforming loans.

South Korean equities climbed 14.80% despite the increasing threat of North Korea’s nuclear arms program. Stocks rose on rising exports of technology-related gear and semiconductor components used in smartphones and tablets. Reasonable equity valuations and moves by a new government to push the country’s family-held conglomerates to adopt shareholder-friendly reforms also lifted equities.

In Latin America, Brazilian stocks increased 21.41% as Brazil’s economy showed signs of recovering from a deep recession and as prices for iron ore and oil rose. Investors remained hopeful that reforms could be passed to help jump-start the economy after lawmakers voted against making President Michel Temer stand trial on corruption charges. One of those measures is legislation to fix the country’s pension system, which

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

	Percent of net assets					MSCI EM IMI[1]		Value of holdings 12/31/17
	12/31/16	6/30/17		12/31/17		6/30/17	12/31/17	(in thousands)

Asia-Pacific
China	21.7%	24.3%		24.4%		26.9%	28.4%	$668,145
Hong Kong	6.9	6.5		7.1		—	—	195,361
India	10.4	11.2		11.3		9.5	9.6	310,832
Indonesia	4.9	6.0		5.2		2.5	2.2	141,553
Malaysia	.7	.6		.5		2.5	2.5	13,921
Philippines	1.3	1.7		2.0		1.2	1.1	56,151
Singapore	1.2	1.0		.9		—	—	24,818
South Korea	3.7	5.6		5.7		15.7	15.5	156,346
Taiwan	8.1	7.9		5.9		13.2	12.1	161,410
Thailand	.9	1.0		.9		2.4	2.5	24,742
	59.8	65.8		63.9		73.8	73.9	1,753,279

Latin America
Argentina	.2	—		.4		—	—	11,009
Brazil	9.4	4.9		7.0		6.3	6.6	190,836
Chile	1.4	1.1		1.3		1.1	1.3	35,821
Colombia	—	—		—		.4	.4	—
Mexico	4.1	3.7		2.5		3.6	2.9	67,901
Peru	1.3	1.3		1.4		.3	.4	39,189
	16.4	11.0		12.6		11.8	11.5	344,756

Eastern Europe and Middle East
Czech Republic	—	—		—		.2	.2	—
Greece	—	—		—		.4	.4	—
Hungary	—	—		.2		.3	.3	5,289
Oman	.3	.1		—		—	—	—
Pakistan	—	—		—		.2	.2	—
Poland	—	—		—		1.3	1.3	—
Qatar	—	—		—		.6	.5	—
Russia	7.5	5.6		5.6		2.8	3.0	152,093
Saudi Arabia	1.1	1.3		.9		—	—	24,744
Turkey	1.0	.6		.4		1.2	1.1	9,929
United Arab Emirates	.5	.4		.5		.7	.6	12,153
	10.4	8.0		7.6		7.8	7.6	204,208

Africa
Egypt	—	—		—		.2	.2	—
South Africa	5.5	6.4		6.3		6.4	6.9	172,747
	5.5	6.4		6.3		6.5	7.1	172,747

Other markets[3]
Australia	—	—	[2]	—	[2]			546
Canada	.3	.2		.3				7,624
Denmark	1.3	1.2		1.4				37,984
France	—	—	[2]	—	[2]			1,074
Italy	.3	.2		.2				3,985
Netherlands	—	—		—	[2]			813
Norway	—	—		.1				3,112
Switzerland	.3	.4		—				—
United Kingdom	1.0	.8		.8				21,443
United States of America	2.5	2.3		3.2				86,758
	5.7	5.1		6.0				163,339

Multinational	.1	—		—				—

Short-term securities and other assets less liabilities	2.1	3.7		3.6				99,140

Total net assets	100.0%	100.0%		100.0%		100.0%[4]	100.0%[4]	$2,737,469

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%
[3]	Includes investments in companies incorporated in other regions that have significant operations in emerging markets.
[4]	Totals may not add to 100% due to rounding.

Emerging Markets Growth Fund	3

if passed could help fix Brazil’s fiscal woes. Russian stocks advanced 21.91%, spurred by four consecutive quarters of economic growth. Rising prices for crude oil — a key export — also lifted equities, along with a bigger-than-expected cut in the country’s benchmark interest rate to 7.75% from 8.25%.

Portfolio review

The choice of stocks in the financials sector boosted relative returns. South African financial services group Discovery Ltd. gained 53.73% as the company reported stronger net income over the last 12 months and as South African stocks rebounded during the second half of the year. Russian banking giant Sberbank climbed 61.99% on improving profit and loan growth, and Inversiones La Construcción, a Chilean firm with financial interests in pension funds and health insurers, increased 52.43%.

Investments in Chinese health care companies supported returns. Shares of Jiangsu Hengrui Medicine rose 41.80%, while Shanghai Fosun Pharmaceutical Group soared 65.56%. Both drugmakers benefited from new rules issued by Chinese regulators aimed at speeding up approvals for new treatments.

Bharti Airtel, India’s largest mobile phone operator, was another leading contributor. Shares climbed 40.87%, helped by industry consolidation and a de-escalating price war among India’s leading telecom providers. The investment in Hong Kong–listed casino operator Wynn Macau also bolstered portfolio results. Shares rose 34.86% on higher revenue and profits amid a broader revival in visitor traffic to Macau, the gaming enclave that’s recovering from the Chinese government’s anti-corruption campaign.

Indonesian companies detracted on weaker consumption trends in Southeast Asia’s largest economy. Retail giant Matahari Department Store declined 30.78% amid contracting same-store sales. Astra International slid 8.49% due to increasing price competition in the automotive market. Television broadcaster Surya Citra Media fell 5.95% as it lost prime time audience share. Media conglomerate Elang Mahkota Teknologi, a major stakeholder in Surya Citra Media, also declined.

Taiwan-listed Delta Electronics, a maker of power supply components used in networking infrastructure and factory equipment, held back relative returns. Shares declined 12.02%, in part due to disappointing margin growth and sluggish earnings. Another detractor was Singapore-listed conglomerate Yoma Strategic Holdings, which operates real estate, consumer and automotive

	Six months ended 12/31/17
	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency

Asia-Pacific
China	22.50%	22.62%
India	16.65	15.19
Indonesia	5.37	7.26
Malaysia	10.23	3.93
Philippines	7.89	6.74
South Korea	14.80	7.42
Taiwan	7.14	4.81
Thailand	19.80	14.93

Latin America
Brazil	21.41	21.55
Chile	26.34	16.89
Colombia	7.52	5.04
Mexico	–7.27	.23
Peru	23.00	22.97

Eastern Europe and Middle East
Czech Republic	18.15	9.70
Greece	.98	–4.08
Hungary	16.52	11.07
Pakistan	–20.54	–16.36
Poland	14.25	7.06
Qatar	–3.58	–4.07
Russia	21.91	19.06
Turkey	5.41	13.46
United Arab Emirates	.43	.43

Africa
Egypt	6.71	4.70
South Africa	25.00	18.11

Emerging Markets Growth Fund	16.28%

*	The market indices, which are based on the MSCI Emerging Markets Investable Market Index, reflect dividends net of withholding taxes and are unmanaged and therefore, have no expenses. Investors cannot invest directly in the indices. Source: MSCI

4	Emerging Markets Growth Fund

businesses in Myanmar. Yoma reported solid sales growth for the six months ended September 30; however, its shares were affected by slower-than-expected GDP growth in Myanmar and the government’s handling of a refugee crisis.

Outlook

Developing countries are benefiting from an expanding global economy, moderating U.S. dollar strength and healthy demand for technology-related components and services. A synchronized recovery is an ideal environment for emerging markets, similar to the period that lasted from 2003 to 2007. And historically, a weak dollar has been supportive of prices for commodities and emerging markets equities.

Furthermore, profits for emerging markets companies continue to improve, and in aggregate are forecast to register another year of double-digit growth. Historically, strong earnings have driven share prices in emerging markets. Cash flows for companies are also improving and could spur further positive earnings revisions. In addition, valuations remain attractive relative to most developed markets on several measures, including price-to-earnings and price-to-cash flow.

Sentiment toward emerging markets equities could become more risk-averse depending on the progress of ongoing reforms in China, where President Xi Jinping is focusing on the quality of economic growth, reducing debt at state-owned enterprises and improving environmental pollution. Other near-term risks include potential changes to international trade agreements and volatility that may arise from elections next year in several developing countries, including Brazil and Mexico.

On a sector basis, approximately 27% of the portfolio is invested in financial stocks. A majority of the investments are in banks located in a number of developing countries. A particular area of focus is privately run banks in India that may benefit from the country’s strong growth rate and government initiatives to bring more people into the formal banking system. Asian-based insurers selling financial products to the region’s growing middle class are also represented in the portfolio.

Approximately 19% of the fund’s net assets consists of holdings in information technology stocks, including companies involved in internet services, e-commerce and semiconductors. Managers seek to capitalize on the increasing adoption of mobile phones and rising internet penetration rates in the developing world. However, after a strong run for technology stocks over the past year, they are mindful of valuations and are being selective. Consumer discretionary stocks constitute more than 14% of the portfolio. These include casino operators, travel-related firms and automotive makers that may benefit from improved purchasing power in emerging markets.

We appreciate your trust and look forward to reporting to you again in six months.

Sincerely,

Victor D. Kohn
President

February 21, 2018

Emerging Markets Growth Fund	5

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

6	Emerging Markets Growth Fund

Investment portfolio December 31, 2017	unaudited

Industry sector diversification	Percent of net assets

Common stocks 96.02%	Shares	Value (000)
Asia-Pacific 63.71%
China 24.41%
AAC Technologies Holdings Inc.[1]	156,500	$2,783
Alibaba Group Holding Ltd. (ADR)[2]	630,380	108,696
China Everbright International Ltd.[1]	3,052,000	4,359
China International Capital Corp. Ltd., Class H1	9,969,600	20,742
China Merchants Bank Co., Ltd., Class H1	4,340,000	17,271
China Overseas Grand Oceans Group, Ltd.[1]	2,487,500	1,362
China Overseas Land & Investment Ltd.[1]	19,019,950	61,217
China Pacific Insurance (Group) Co., Ltd., Class H1	8,974,400	42,923
China Resources Land Ltd.[1]	11,915,181	34,994
China Unicom (Hong Kong) Ltd.[1,2]	3,482,000	4,712
Ctrip.com International, Ltd. (ADR)[2]	233,517	10,298
Haitian International Holdings Ltd.[1]	2,302,803	6,926
Hutchison China MediTech Ltd.[1]	46,718	3,564
Hutchison China MediTech Ltd. (ADR)	277,067	10,922
IMAX China Holding, Inc.[1]	3,199,488	9,580
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	4,452,205	22,005
JD.com, Inc., Class A (ADR)	16,718	692
Jiangsu Hengrui Medicine Co., Ltd.[1]	4,382,166	46,379
Longfor Properties Co. Ltd.[1]	16,898,613	42,342
Midea Group Co., Ltd., Class A1	1,230,389	10,460
NetEase, Inc. (ADR)	19,782	6,826
Noah Holdings Ltd., Class A (ADR)	215,800	9,987
Ping An Insurance (Group) Co. of China, Ltd., Class H1	4,423,500	46,041
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	6,631,594	42,540
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	5,183,500	13,998
Shenzhen Inovance Technology Co., Ltd., Class A1	2,283,741	10,178
Tencent Holdings Ltd.[1]	1,346,000	69,581
Yum China Holdings, Inc.	169,100	6,767
		668,145

Hong Kong 7.14%
AIA Group Ltd.[1]	8,321,800	70,971
Galaxy Entertainment Group Ltd.[1]	3,389,000	27,100
Goodbaby International Holdings Ltd.[1]	6,014,000	3,302
Jardine Matheson Holdings Ltd.[1]	40,900	2,483
MGM China Holdings, Ltd.[1]	2,466,000	7,459
Minth Group Ltd.[1]	637,369	3,836
Sands China Ltd.[1]	751,200	3,866
VTech Holdings Ltd.[1]	298,800	3,916
Wynn Macau, Ltd.[1]	19,387,834	61,084
Xin Point Holdings Ltd.[1]	17,775,000	11,344
		195,361

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 11.01%
Bharti Airtel Ltd.[1]	5,730,367	$47,421
CRISIL Ltd.[1]	91,272	2,680
Godrej Consumer Products Ltd.[1]	1,149,833	17,978
HDFC Bank Ltd.[1]	889,822	26,314
HDFC Bank Ltd. (ADR)	200	20
Housing Development Finance Corp. Ltd.[1]	1,597,011	42,742
ICICI Bank Ltd.[1]	8,388,766	41,134
ICICI Bank Ltd. (ADR)	2,445,770	23,797
IDFC Bank Ltd.[1]	5,424,427	4,609
IndusInd Bank Ltd.[1]	1,117,558	28,866
Info Edge (India) Ltd.[1]	542,141	11,822
ITC Ltd.[1]	631,861	2,602
Kotak Mahindra Bank Ltd.[1]	620,520	9,813
Maruti Suzuki India Ltd.[1]	51,328	7,812
Nestlé India Ltd.[1]	27,784	3,426
Piramal Healthcare Ltd.[1]	192,023	8,611
Steel Authority of India Ltd.[1]	5,340,494	7,692
TeamLease Services Ltd.[1]	267,642	10,225
Torrent Power Ltd.[1]	894,316	3,958
		301,522

Indonesia 5.17%
Astra International Tbk PT1	48,419,700	29,598
Bank Central Asia Tbk PT1	11,535,800	18,595
Bank Mandiri (Persero) Tbk PT, Series B1	21,893,708	12,894
Bank Rakyat Indonesia (Persero) Tbk PT1	58,556,000	15,677
Elang Mahkota Teknologi Tbk PT1	44,422,400	31,102
Matahari Department Store Tbk PT1	22,843,700	16,792
PT Surya Citra Media Tbk[1]	92,624,500	16,895
		141,553

Malaysia 0.51%
Bumi Armada Bhd.[1]	17,705,088	3,345
IHH Healthcare Bhd.[1]	3,476,980	5,035
IJM Corp. Bhd.[1]	7,355,304	5,541
		13,921

Philippines 2.05%
Bank of the Philippine Islands[1]	5,121,060	11,078
International Container Terminal Services, Inc.[1]	11,363,408	23,994
SM Investments Corp.[1]	658,841	13,049
Universal Robina Corp. (Philippines)[1]	2,654,543	8,030
		56,151

Singapore 0.91%
Yoma Strategic Holdings Ltd.[1]	61,477,805	24,818

South Korea 5.71%
AMOREPACIFIC Corp.[1]	1,728	491
Hankook Tire Co., Ltd.[1,2]	91,470	4,662
Hyundai Motor Co.[1]	98,434	14,341
Naver Corp.[1]	483	392
POSCO[1]	21,521	6,682
Samsung Electronics Co., Ltd.[1]	39,782	94,515
Samsung Electronics Co., Ltd. (GDR)[1,3]	18,002	21,543
Samsung Electronics Co., Ltd., nonvoting preferred[1]	846	1,649
Shinhan Financial Group Co., Ltd.[1]	261,539	12,071
		156,346

Taiwan 5.90%
AirTAC International Group[1]	513,246	9,204
Catcher Technology Co., Ltd.[1]	880,000	9,658
CTCI Corp. (Taiwan)[1]	5,613,100	8,513
Delta Electronics, Inc.[1]	99,521	479
E.SUN Financial Holding Co., Ltd.[1]	395,262	251
Ginko International Co., Ltd.[1]	777,000	5,657

8	Emerging Markets Growth Fund

	Shares	Value (000)
MediaTek Inc.[1]	2,737,000	$26,981
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	12,606,094	96,866
Vanguard International Semiconductor Corp.[1]	1,718,000	3,801
		161,410

Thailand 0.90%
Bangkok Bank PCL, nonvoting depository receipt[1]	2,323,704	14,400
Central Pattana PCL[1]	3,959,400	10,342
		24,742
		1,743,969

Latin America 12.59%
Argentina 0.40%
Grupo Financiero Galicia SA, Class B	5	—
Loma Negra Compania Industrial Argentina SA (ADR)[2]	477,818	11,009
		11,009

Brazil 6.97%
CCR SA, ordinary nominative	6,422,489	31,269
Centro de Imagem Diagnosticos SA	3,093,300	13,801
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	7,431,500	15,391
Cia. Energética de Minas Gerais - CEMIG, preferred nominative receipts[2]	1,026,490	2,135
Cielo SA, ordinary nominative	730,600	5,180
Estre Ambiental Inc.[1,3]	739,920	6,265
Hypermarcas SA, ordinary nominative	2,643,200	28,686
IRB Brasil Resseguros SA	531,500	5,448
Lojas Americanas SA, ordinary nominative	1,171,727	4,638
Lojas Americanas SA, preferred nominative	1,771,100	9,104
Nexa Resources SA2	542,000	10,629
Odontoprev SA, ordinary nominative	269,800	1,294
Omega Geracao SA	973,100	5,134
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	920,300	9,470
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[2]	1,302,200	12,801
Vale SA, ordinary nominative	1,492,853	18,119
Vale SA, ordinary nominative (ADR)	937,993	11,472
		190,836

Chile 1.31%
Enel Américas SA	9,689,523	2,158
Enel Américas SA (ADR)	892,191	9,966
Inversiones La Construcción SA	1,253,398	23,697
		35,821

Mexico 2.48%
América Móvil, SAB de CV, Series L (ADR)	2,688,735	46,112
Banco del Bajio, SA	3,212,000	5,881
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	738,517	5,539
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A	677,200	542
Fibra Uno Administración, SA de CV REIT	1,123,934	1,665
Fomento Económico Mexicano, SAB de CV	363,200	3,416
Grupo Financiero Inbursa, SAB de CV	2,905,300	4,746
		67,901

Peru 1.43%
Credicorp Ltd.	188,928	39,189
		344,756

Eastern Europe and Middle East 7.46%
Hungary 0.19%
Wizz Air Holdings PLC[1,2]	106,929	5,289

Kingdom of Saudi Arabia 0.90%
Al Rajhi Banking and Investment Corp., non-registered shares[1]	52,600	904
Savola Group Co.[1]	2,270,842	23,840
		24,744

Emerging Markets Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Russian Federation 5.56%
Aeroflot - Russian Airlines PJSC[1]	3,862,058	$9,267
Alrosa PJSC[1]	18,530,207	24,119
Baring Vostok Capital Fund IV Supplemental Fund, LP1,4,5,6,7	39,302,641	18,696
Baring Vostok Private Equity Fund IV, LP1,2,4,5,6,7	22,192,132	13,757
Globaltrans Investment PLC (GDR)[1]	65,601	616
Magnit PJSC[1]	9,050	995
Magnit PJSC (GDR)[1]	9,070	248
MegaFon PJSC[1]	224,400	2,065
Moscow Exchange MICEX-RTS PJSC[1]	8,581,547	16,222
New Century Capital Partners, LP1,2,4,5,7	5,247,900	306
Polyus PJSC[1]	34,210	2,728
Sberbank of Russia[1]	4,210,479	39,741
Sistema PJSFC[1]	2,212,280	465
TCS Group Holding PLC[1,3]	565,300	10,664
Yandex NV, Class A2	372,635	12,204
		152,093

Turkey 0.36%
Akbank TAS[1]	3,610,009	9,381
Aktas Elektrik Ticaret AS1,2,4	4,273	—
Türkiye Petrol Rafinerileri AS1	17,113	548
		9,929

United Arab Emirates 0.45%
DP World Ltd.[1]	485,755	12,153
		204,208

Africa 6.31%
South Africa 6.31%
AngloGold Ashanti Ltd.[1]	68,083	695
Barclays Africa Group Ltd.[1]	1,188,676	17,483
Discovery Ltd.[1]	2,456,520	36,926
JSE Ltd.[1]	793,895	9,872
Mr Price Group Ltd.[1]	282,870	5,595
MTN Group Ltd.[1]	1,922,762	21,253
Naspers Ltd., Class N1	221,881	61,823
Shoprite Holdings Ltd.[1]	843,386	15,077
Telkom SA SOC Ltd.[1,2]	1,035,031	4,023
		172,747

Other markets 5.95%
Australia 0.02%
Newcrest Mining Ltd.[1]	30,752	546

Canada 0.28%
First Quantum Minerals Ltd.	544,201	7,624

Denmark 1.39%
Carlsberg A/S, Class B1	317,121	37,984

France 0.04%
Edenred SA1	37,065	1,074

Italy 0.15%
Tenaris SA (ADR)	125,092	3,985

Netherlands 0.01%
International Hospital Corp. Holding NV, Class A1,2,4,7,8	609,873	402

10	Emerging Markets Growth Fund

	Shares		Value (000)
Norway 0.11%
Borr Drilling Ltd.[1]		108,845	$458
BW LPG Ltd.[1]		564,046	2,654
			3,112

United Kingdom 0.78%
British American Tobacco PLC[1]		16,900	1,141
Lonmin PLC[1]		577,218	653
PZ Cussons PLC[1]		1,378,820	5,997
Sedibelo Platinum Mines Ltd.[1,2,4]		17,665,800	13,652
			21,443

United States 3.17%
Capital International Private Equity Fund IV, LP1,2,4,5,6,7,8		50,842,740	254
Ensco PLC, Class A		436,300	2,579
MercadoLibre, Inc.		169,812	53,433
Samsonite International SA1		6,638,100	30,492
			86,758
			162,928

Total common stocks (cost: $1,742,697,000)			2,628,608

Convertible stocks 0.36%
Asia-Pacific 0.34%
India 0.34%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[1]		5,295	9,310

Other markets 0.02%
Netherlands 0.02%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,2,4,7,8]		622,354	411

Total convertible stocks (cost: $12,278,000)			9,721

Convertible bonds 0.00%	Principal amount (000)
Asia-Pacific 0.00%
China 0.00%
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible notes 2020[1,4,9]	CNY	97,700	—

Total convertible bonds (cost: $0)			—

Short-term securities 2.63%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.36%–1.46% due 1/5/2018–1/12/2018		$52,400	52,383
General Electric Co. 1.42% due 1/2/2018		19,700	19,697

Total short-term securities (cost: $72,089,000)			72,080
Total investment securities 99.01% (cost: $1,827,064,000)			2,710,409
Other assets less liabilities 0.99%			27,060

Net assets 100.00%			2,737,469

Emerging Markets Growth Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. Further details on these holdings and related transactions during the six months ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Common stocks 0.02%
Eastern Europe and Middle East 0.00%
Russian Federation 0.00%
Baring Vostok Private Equity Fund III, LP5,10	24,981,597	—	24,981,597	—	$(4,946)	$(425)	$282	$—
Other markets 0.02%
Netherlands 0.01%
International Hospital Corp. Holding NV, Class A1,2,4,7	609,873	—	—	609,873	—	—	—	402
United States 0.01%
Capital International Private Equity Fund IV, LP1,2,4,5,6,7	50,842,740	—	—	50,842,740	—	(31)	—	254
								656
Total common stocks								656
Convertible stocks 0.02%
Other markets 0.02%
Netherlands 0.02%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,2,4,7]	622,354	—	—	622,354	—	—	—	411
Total 0.04%					$(4,946)	$(456)	$282	$1,067

12	Emerging Markets Growth Fund

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $2,042,008,000, which represented 74.59% of the net assets of the fund. This amount includes $1,952,641,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,553,000, which represented 1.12% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Represents an affiliated company as defined under the Investment Company Act of 1940. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Unaffiliated issuer at 12/31/2017.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP	10/8/2007	$32,533	$18,696	.68%
Baring Vostok Private Equity Fund IV, LP	4/25/2007	17,190	13,757	.50
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411	.02
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402	.01
New Century Capital Partners, LP	12/7/1995	—	306	.01
Capital International Private Equity Fund IV LP	3/29/2005	7,098	254	.01

Total private placement securities		$68,336	$33,826	1.23%

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

CNY = Chinese yuan renminbi offshore

See Notes to Financial Statements

Emerging Markets Growth Fund	13

Financial statements

Statement of assets and liabilities at December 31, 2017	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,808,451)	$2,709,342
Affiliated issuers (cost: $18,613)	1,067	$2,710,409
Cash		299
Restricted cash pledged on forward currency contracts		1,080
Cash denominated in currencies other than U.S. dollars (cost: $26,380)		26,866
Receivables for:
Sales of investments	5,092
Sales of fund’s shares	197
Closed forward currency contracts	1,203
Dividends	2,955
Other	1,115	10,562
		2,749,216
Liabilities:
Payables for:
Purchases of investments	4,178
Repurchases of fund’s shares	416
Closed forward currency contracts	2,406
Investment advisory services	1,680
Directors’ deferred compensation	2,200
Non-U.S. taxes	268
Other	599	11,747
Net assets at December 31, 2017		$2,737,469

Net assets consist of:
Capital paid in on shares of capital stock		$2,004,494
Distributions in excess of net investment income		(24,834)
Accumulated net realized loss		(125,735)
Net unrealized appreciation		883,544

Net assets at December 31, 2017		$2,737,469

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000,000 shares,
$.01 par value (324,370 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class M	$2,734,129	323,975	$8.44
Class F-3	3,329	394	8.44
Class R-6	11	1	8.44

See Notes to Financial Statements

14	Emerging Markets Growth Fund

Statement of operations for the six months ended December 31, 2017	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,838; also includes $282 from affiliates)	$18,547
Interest (net of non-U.S. taxes of $4)	616	$19,163
Fees and expenses*:
Investment advisory services	9,723
Transfer agent services	18
Administrative services	— †
Reports to shareholders	7
Registration statement and prospectus	55
Directors’ compensation	330
Auditing and legal	1,178
Custodian	572
State and local taxes	1
Other	1,417
Total fees and expenses before reimbursement	13,301
Less miscellaneous fee reimbursement	— †
Total fees and expenses after reimbursement		13,301
Net investment income		5,862

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	178,597
Affiliated issuers	(4,946)
Forward currency contracts	(1,203)
Currency transactions	284	172,732
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	215,187
Affiliated issuers	(456)
Forward currency contracts	558
Currency translations	405	215,694
Net realized gain and unrealized appreciation		388,426
Net increase in net assets resulting from operations		$394,288

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

Emerging Markets Growth Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended December 31, 2017*	Year ended June 30, 2017
Operations:
Net investment income	$5,862	$35,364
Net realized gain	172,732	74,272
Net unrealized appreciation	215,694	452,491
Net increase in net assets resulting from operations	394,288	562,127
Dividends paid to shareholders from net investment income	(30,240)	(26,132)

Net capital share transactions	(171,906)	(730,180)

Total increase (decrease) in net assets	192,142	(194,185)

Net assets:
Beginning of period	2,545,327	2,739,512
End of period (including distributions in excess of net investment income: $(24,834) and $(456), respectively)	$2,737,469	$2,545,327

*	Unaudited.

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Notes to financial statements	unaudited

1. Organization

Emerging Markets Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

The fund has three share classes consisting of two retail share classes (Classes M and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes M* and F-3	None	None	None
Class R-6	None	None	None
*	Class M shares of the fund are not available for purchase.

Class F-3 and R-6 shares began investment operations on September 1, 2017. These share classes are available for sale pursuant to its registration statement filed with the U.S. Securities and Exchange Commission.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based

Emerging Markets Growth Fund	17

upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation

18	Emerging Markets Growth Fund

Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$178,005	$1,565,964	$—	$1,743,969
Latin America	338,491	6,265	—	344,756
Eastern Europe and Middle East	12,204	159,245	32,759	204,208
Africa	—	172,747	—	172,747
Other markets	67,621	80,999	14,308	162,928
Convertible stocks	—	9,310	411	9,721
Convertible bonds	—	—	—	—
Short-term securities	—	72,080	—	72,080
Total	$596,321	$2,066,610	$47,478	$2,710,409

[1]	Securities with a value of $1,790,880,000, which represented 65.42% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended December 31, 2017 (dollars in thousands):

	Beginning value at 6/30/2017	Transfers into Level 3[2]	Purchases	Sales	Net realized (loss) gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2017
Private equity funds	$55,464	$—	$—	$(14,080)	$(4,946)	$(3,425)	$—	$33,013
Other securities	44,342	—	—	(28,624)	4,175	(5,428)	—	14,465
Total	$99,806	$—	$—	$(42,704)	$(771)	$(8,853)	$—	$47,478
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2017								$(227)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

Emerging Markets Growth Fund	19

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of December 31, 2017.

The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$32,707	$5,599	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued

20	Emerging Markets Growth Fund

in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of December 31, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $15,358,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, December 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Receivables for closed forward currency contracts	$1,203	Payables for closed forward currency contracts	$2,406

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(1,203)	Net unrealized appreciation on forward currency contracts	$558

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Restricted Cash — The fund held restricted cash in connection with investments in forward currency contracts. Restricted cash is held in a segregated account with the fund’s custodian and is reflected in the Statement of Assets and Liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

Emerging Markets Growth Fund	21

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Citibank	$1,203	$—	$—	$(1,080)	$123

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2017, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$24,028
Capital loss carryforward*	(283,948)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$963,751
Gross unrealized depreciation on investments	(95,090)
Net unrealized appreciation on investments	868,661
Cost of investments	1,841,748

22	Emerging Markets Growth Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended December 31, 2017		Year ended June 30, 2017
Class M	$30,206		$26,132
Class F-3*	34		—
Class R-6*	—	†	—
Total	$30,240		$26,132

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CIInc is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CIInc. CIInc, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CIInc that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.900% on the first $400 million of daily net assets and decreasing to 0.520% on such assets in excess of $20 billion. For the six months ended December 31, 2017, the investment advisory services fee was $9,723,000, which was equivalent to an annualized rate of 0.743% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CIInc under which the fund compensates CIInc for providing administrative services to Class F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-3 and Class R-6 shares pay and annual fee of 0.05% of their respective average daily net assets.

For the six months ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class M	$18		$—
Class F-3*	—	†	—	†
Class R-6*	—	†	—	†
Total class-specific expenses	$18		$—	†

*	Class F-3 and R-6 shares began investment operations on September 1, 2017.
†	Amount less than one thousand.

Directors’ deferred compensation — Directors who were unaffiliated with CIInc may have elected to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $330,000 in the fund’s statement of operations reflects $75,000 in current fees and a net increase of $255,000 in the value of the deferred amounts.

Emerging Markets Growth Fund	23

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CIInc, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CIInc (or funds managed by certain affiliates of CIInc) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CIInc-managed funds (or funds managed by certain affiliates of CIInc), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended December 31, 2017.

8. Committed line of credit

The fund participates with other funds managed by CIInc (or funds managed by certain affiliates of CIInc) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended December 31, 2017.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended December 31, 2017

Class M	$23,490	3,011	$11,039	1,325	$(209,704)	(27,133)	$(175,175)	(22,797)
Class F-3†	3,234	391	25	3	—	—	3,259	394
Class R-6†	10	1	—	—	—	—	10	1
Total net increase (decrease)	$26,734	3,403	$11,064	1,328	$(209,704)	(27,133)	$(171,906)	(22,402)

Year ended June 30, 2017

Class M	$44,229	6,735	$11,447	1,930	$(785,856)	(124,308)	$(730,180)	(115,643)

*	Includes exchanges between share classes of the fund.
†	Class F-3 & R-6 shares were offered beginning September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $572,242,000 and $725,970,000, respectively, during the six months ended December 31, 2017.

24	Emerging Markets Growth Fund

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets[2]
Class M:
12/31/2017[4,5]	$7.34	$.02		$1.17	$1.19	$(.09)	$—	$(.09)	$8.44	16.28%[6]	$2,734		.94%[7]		.53%[7]
6/30/2017	5.92	.09		1.40	1.49	(.07)	—	(.07)	7.34	25.43	2,545		.85		1.40
6/30/2016	6.94	.08		(.93)	(.85)	(.17)	—	(.17)	5.92	(12.09)	2,740		.78		1.44
6/30/2015[8]	7.97	.08		(.71)	(.63)	(.14)	(.26)	(.40)	6.94	(7.71)	4,621		.75		1.12
6/30/2014	7.45	.07		.86	.93	(.10)	(.31)	(.41)	7.97	12.69	6,526		.73		.88
6/30/2013	7.39	.12		.19	.31	(.21)	(.04)	(.25)	7.45	3.95	9,564		.73		1.55
Class F-3:
12/31/2017[4,5,9]	7.82	.02		.69	.71	(.09)	—	(.09)	8.44	9.14 [6]	3		.24	[6]	.21	[6]
Class R-6:
12/31/2017[4,5,9]	7.82	—	[10]	.71	.71	(.09)	—	(.09)	8.44	9.09 [6]	—	[11]	.34	[6]	.04	[6]

	Six months ended December 31,	Year ended June 30
	2017[4,5,6]	2017	2016		2015	2014	2013
Portfolio turnover rate for all share classes	23%	46%	48%	[12]	26%	41%	41%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2017, this reflects the impact of European Union tax reclaims received that resulted in a one-time increase to net investment income. If the reclaim had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower by $.02 and .34 percentage points, respectively.
[3]	This ratio does not include acquired fund fees and expenses.
[4]	Based on operations for a period that is less than a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[9]	Class F-3 and R-6 shares began investment operations on September 1, 2017.
[10]	Amount less than $.01.
[11]	Amount less than $1 million.
[12]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See Notes to Financial Statements

Emerging Markets Growth Fund	25

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Emerging Markets Growth Fund

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period*	Annualized expense ratio
Class M - actual return	$1,000.00	$1,162.79	$5.12	.94%
Class M - assumed 5% return	1,000.00	1,020.47	4.79	.94
Class F-3 - actual return†	1,000.00	1,162.65	2.65	.74
Class F-3 - assumed 5% return†	1,000.00	1,021.48	3.77	.74
Class R-6 - actual return†	1,000.00	1,162.11	3.62	1.01
Class R-6 - assumed 5% return†	1,000.00	1,020.11	5.14	1.01

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on September 1, 2017. The “assumed 5% return” line is based on 184 days.

Emerging Markets Growth Fund	27

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28	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

If used as sales material after March 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Principal Executive Officer

Date: February 28, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2018